UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

CHINA DIGITAL COMMUNICATION GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

A-3. Xinglian Industrial Zone. He Hua Ling Pingxin Road. Xin Nan. Ping Hua Town. Longgang. Shenzhen China	51811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-755-2698-3767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

As previously reported, on August 13, 2007, the Company concluded, based on the recommendation of its former independent auditors Lichter, Yu & Associates (“Lichter”) and current independent auditors, Kabani & Co. (“Kabani”) for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, and fiscal quarter ended March 31, 2007 to restate previously-issued financial statements included in the Company’s Annual Report on Form 10-KSB for years ended December 31, 2004, December 31, 2005 and December 31, 2006 and the Company’s Quarterly Report on Form 10-QSB ended March 31, 2007.

On September 11, 2007, the Company also concluded, based on the recommendation of its current auditor, Kabani, to restate previously-issued financial statements included in the Company Quarterly Report on Form 10-QSB for fiscal quarter ended September 30, 2006.

The financial statements for the fiscal quarter ended September 30, 2006 will be restated to correct the effects of the revisions relates to the restatement of the previously-issued financial statements for the years ended December 31, 2004 and 2005, as well as additional disclosures related to the acquisition of Galaxy View.

The Company will be amending the appropriate filings with the Securities and Exchange Commission to include restated financial statements. As previously reported, the financial statements for the years ended December 31, 2004, December 31, 2005 and December 31, 2006 and for the quarter ended March 31, 2007 should no longer be relied upon. Additionally, the financial statements for the fiscal quarter ended September 30, 2006 should no longer be relied upon. The Company has restated its financial statements filed on Form 10-KSB for the fiscal years ended December 31, 2004 and as such the Company has filed an amended Form 10-KSB for the period ended December 31, 2004. However, the Company has begun restating its financial statements filed on Form 10-KSB for the fiscal years ended December 31, 2005 and December 31, 2006 and for the quarters ended September 30, 2006 and March 31, 2007. The Company will also submit an amended Form 10-KSB for the fiscal years ended December 31, 2005 and December 31, 2006 and an amended form 10-QSB for the quarters ended September 30, 2006 and March 31, 2007.

The restatement of the financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 and for the quarters ended September 30, 2006 and March 31, 2007 as well as the submission of amended Forms 10-KSB and 10-QSB for the periods mentioned should be completed no later than two months from the date of our previous report on Form 8-K dated August 14, 2007. .

The executive officers of the company discussed with the Company’s independent auditors the matters disclosed in this Item 4.02 of the Form 8-K.

ITEM 4.02	Departure of Directors

On September 11, 2007, Xu Bao Dong, resigned from the Company’s Board of Directors and Mei Jin Bin, resigned as Secretary of the Company. Xu Bao Dong will replace Mei Jin Bin as Secretary of the Company.

Item 9.01	Financial Statement And Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

16.1	Letter from independent auditor, Kabani & Co. dated September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Dated: September 12, 2007	By:	/s/ Zhongan Xu
ZHONGAN XU Chief Executive Officer